SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    FORM 8-A


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                      FIRST TRUST EXCHANGE-TRADED FUND IV
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             MASSACHUSETTS                            See Exhibit 1
---------------------------------------  ---------------------------------------
        (State of Incorporation            (I.R.S. Employer Identification No.)
          or Organization)

   120 East Liberty Drive, Suite 400,
           Wheaton, Illinois                             60187
---------------------------------------  ---------------------------------------
         (Address of Principal                        (Zip Code)
           Executive Offices)

Securities to be registered pursuant to Section 12(b) of the Act:

          TITLE OF EACH CLASS                NAME OF EACH EXCHANGE ON WHICH
          TO BE SO REGISTERED                EACH CLASS IS TO BE REGISTERED

 Common Shares of Beneficial Interest,               NYSE Arca, Inc.
       $0.01 par value per share,
                   of
 First Trust Long Duration Opportunities
                  ETF


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A. (c), check the following box.-- [X]


If  this  form  relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A. (d), check the following box.-- [ ]

Securities  Act  registration  statement file number to which this form relates:
333-174332.

Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
--------------------------------------------------------------------------------
                      TITLE OF EACH CLASS TO BE REGISTERED


                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.      DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

      The securities to be registered hereunder are common shares of beneficial interest, $0.01 par value per share (the "Shares"), of First Trust Long Duration Opportunities ETF, (the "Fund"), a series of First Trust Exchange-Traded Fund IV (the "Registrant"). An application for listing of the Shares of the Fund has been filed with and approved by NYSE Arca, Inc. A description of the Shares is contained in the Prospectus, which is a part of the Registration Statement on Form N-1A (Registration Nos. 333-174332 and 811-22559), filed with the Securities and Exchange Commission on January 4, 2019. Such description is incorporated by reference herein.


ITEM 2.     EXHIBITS

      Pursuant to the "Instruction as to Exhibits" of Form 8-A, no exhibits are filed herewith or incorporated by reference.

                                   SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                        FIRST TRUST EXCHANGE-TRADED FUND IV


                                        By: /s/ W. Scott Jardine, Secretary
                                            ----------------------------------
                                                W. Scott Jardine, Secretary

January 17, 2019

                                   Exhibit 1

---------------------------------------  ---------------------------------------
                 FUND                      I.R.S. EMPLOYER IDENTIFICATION NO.
---------------------------------------  ---------------------------------------
First Trust Long Duration Opportunities               83-0939040
                 ETF
---------------------------------------  ---------------------------------------